UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2013

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900, Houston TX 77002	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 335-5151

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of PROS Holdings, Inc ("PROS"), a Delaware corporation, approved the adoption of the PROS 2013 Employee Stock Purchase Plan (the “ESPP”) at the annual meeting of stockholders held on June 4, 2013 (the “Annual Meeting”). The ESPP will be implemented through six month offerings at the end of which participants will acquire from PROS, shares of our Common Stock with amounts accumulated through payroll deductions. A total of 500,000 shares of Common Stock will be reserved for issuance under the ESPP. Generally, all employees are eligible to participate in the ESPP, other than employees who hold 5% of the total combined voting power or value of all classes of our stock, or who would become 5% holders of such stock immediately after their purchase of shares under the ESPP. The offering periods under the proposed ESPP are generally six months in duration. Employees are limited to a maximum payroll deduction of up to 10% of eligible compensation. The ESPP was approved by the Company’s Board of Directors in April 2013. A summary of the ESPP’s terms was provided in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 22, 2013 under the heading “Proposal Four - Approval of Adoption of the 2013 Employee Stock Purchase Plan” and is incorporated herein by reference. The foregoing description of the ESPP is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2013, PROS held its annual meeting of stockholders. At the annual meeting, PROS stockholders:

(i) elected two directors for a three year term expiring 2016;
(ii) ratified the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2013;
(iii) approved, by non-binding advisory vote, the executive compensation; and
(iv) approve the adoption of the 2013 Employee Stock Purchase Plan which provides for the issuance of up to 500,000 shares of common stock of the Company, par value $0.001to employees of PROS.

A total of 26,571,477 shares of common stock were present in person or by proxy at the meeting, representing approximately 95% of the voting power of PROS entitled to vote.

         The nominees for directors were elected based upon the following votes:

	Votes	Votes	Broker
Name	For	Withheld	Non-votes
Andres Reiner	24,892,548	476,790	1,202,139
Ronald F. Woestemeyer	24,556,335	813,003	1,202,139

Greg B. Petersen, Timothy V. Williams and Mariette M. Woestemeyer continued their terms as Class I directors with terms expiring in 2014 and Ellen Keszler and William Russell continued their terms as Class II directors with terms expiring in 2015.

        Ratification of PricewaterhouseCoopers LLP as PROS independent registered public accounting firm was approved as follows:

Votes	Votes
For	Against	Abstain	Broker non-votes
26,344,854	226,622	1	—

Approval, by non-binding advisory vote, of executive compensation:

Votes	Votes
For	Against	Abstain	Broker non-votes
25,268,114	98,861	2,363	1,202,139

Approve the adoption of the 2013 Employee Stock Purchase Plan which provides for the issuance of up to 500,000 shares of common stock of the Company, par value $0.001to employees of PROS:

Votes	Votes
For	Against	Abstain	Broker non-votes
24,954,088	13,746	401,504	1,202,139

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
10.1 PROS 2013 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROS HOLDINGS, INC.

Date: June 7, 2013

/s/ Damian Olthoff Damian Olthoff
General Counsel and Secretary

EXHIBIT INDEX

10.1    PROS 2013 Employee Stock Purchase Plan.